Principal Funds, Inc.
Supplement dated May 1, 2020
to the Statutory Prospectus dated December 31, 2019
(as previously supplemented)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR SYSTEMATEX INTERNATIONAL FUND
On April 30, 2020, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of the SystematEx International Fund (the “Fund”) by the Diversified International Fund (the “Proposed Merger”). May 1, 2020 is the record date for determination of the shareholders entitled to vote on the Proposed Merger at a Special Meeting of Shareholders of the Fund tentatively scheduled for June 23, 2020. Additional information about the Proposed Merger will be provided in the Proxy Statement/ Prospectus that is expected to be delivered to record date shareholders of the Fund on June 15, 2020. The Proposed Merger, if approved by shareholders, is expected to occur on or about June 26, 2020 (the “Merger Date”). However, the Fund’s officers have the discretion to change these dates. In preparation for the Proposed Merger, the Fund may deviate from its stated investment objective and strategies.
On or about the Merger Date, delete all references to the SystematEx International Fund from the prospectus.
Under Purchase and Sale of Fund Shares, delete the last sentence in the first paragraph.